EXHIBIT 10.53


                                    AGREEMENT
                                    ---------


         THIS CONSULTING AGREEMENT ("AGREEMENT") is made effective as of the 1st day of October, 2001, by and between TSET, INC., a Nevada corporation (the "COMPANY") and STEVEN G. MARTIN and JOSHUA B. SCHEINFELD, each a resident of the State of Illinois (collectively "CONSULTANT").

         WHEREAS, the Company is a publicly traded company engaged, through its wholly owned subsidiary, Kronos Air Technologies, Inc., in the business of the development and commercialization of a new proprietary air movement and purification technology known as Kronos(TM) (the "BUSINESS");

         WHEREAS, Consultant has unique experience, knowledge and skills in order to enhance the operation of the Business;

         WHEREAS, the Company desires to obtain the benefits of Consultant's experience and know-how in connection with the operation of the Business, and accordingly, the Company has offered to engage Consultant to render consulting and advisory services to the Company on the terms and conditions hereinafter set forth;

         WHEREAS, Consultant desires to accept such engagement upon such terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Consultant agree as follows:


         1. CONSULTING TERMS AND DUTIES. Upon the terms and conditions set forth herein, the Company hereby retains and engages Consultant as an independent contractor, and Consultant hereby accepts such retention and engagement as an independent contractor, and agrees to render such advisory and consulting services to the Company with respect to matters pertaining to the Business as shall be specified from time to time by the Company's President and/or such other officer(s) as the Company's Board of Directors shall designate to have principal responsibility for the operation of the Business.

         2. TERM. The term of this Agreement shall be for 15 months from the date hereof (the "TERM").

         3. SERVICES AND COMPENSATION.
            -------------------------

            3.1. SERVICES. Consultant shall (i) advise the Company with respect to operations, executive employment issues, employee staffing, strategy, capital structure and other matters pertaining to the Business as shall be specified from time to time by the Company's President and/or such other officer(s) as the



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Company's Board of Directors  shall  designate to have principal  responsibility for the operation of the Business and (ii) assist in reviewing and negotiating material transactions.

            3.2. CONSULTING FEES. In consideration for the availability of Consultant during the term hereunder and the services rendered pursuant to this Agreement, promptly after the execution of this agreement, the Company will issue to Consultant as payment 360,000 fully paid and non-assessable shares of Common Stock of the Company (the "SHARES").3.2.

            3.3. REIMBURSEMENT OF EXPENSES. The Company shall reimburse Consultant for those reasonable and necessary out-of-pocket expenses which have been approved by the President of the Company prior to their incurrence and which have been incurred by Consultant in connection with the rendering of services hereunder. Any reimbursement to be made by the Company pursuant to this Section shall be made following submission to the Company by Consultant of reasonable documentation of the expenses incurred.

            3.4. REGISTRATION. The Shares issued hereunder shall be promptly registered under an S-8 Registration Statement. In the event the Shares cannot be included in an S-8 Registration Statement then Consultant shall be granted customary piggyback registration rights with respect to the Shares.


         4. REPRESENTATIONS, COVENANTS AND WARRANTIES OF CONSULTANT.
            -------------------------------------------------------

            4.1. AUTHORITY RELATIVE TO THIS AGREEMENT. Consultant has full right and capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Consultant, the performance by Consultant of its obligations hereunder and the consummation by Consultant of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Consultant as are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Consultant and constitutes the legal, valid and binding obligations of Consultant, enforceable against Consultant in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of creditors' rights generally.

            4.2. EXECUTION; NO INCONSISTENT AGREEMENTS, ETC. The execution and delivery of this Agreement by Consultant does not, and the consummation of the transactions contemplated hereby will not, constitute a breach, violation or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which Consultant and/or any affiliate of Consultant is a party or pursuant to which Consultant and/or any affiliate of Consultant otherwise receives benefits.


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         5. REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY.
            --------------------------------------------------------

            5.1. ORGANIZATION. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. The Company is in good standing in the State of Nevada.

            5.2. AUTHORITY RELATIVE TO THIS AGREEMENT. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Company as are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of creditors' rights generally.

            5.3. ISSUANCE OF SHARES. The Shares will be, as of the date hereof, duly and validly authorized and issued, fully paid and non-assessable, and will be issued to Consultant free of all encumbrances, claims and liens whatsoever.

         6  NONDISCLOSURE.
            -------------

            6.1. NONDISCLOSURE OF CONFIDENTIAL INFORMATION.
                 -----------------------------------------

                 (a) Consultant recognizes and acknowledges that certain knowledge and information which it has acquired or developed relating to the Business, including its pricing and quotation techniques, costs, developments, activities or products of the Business or the business affairs of any Person doing business with the Company, such as, but not limited to, customer and vendor lists, cost and selling and service prices for specific customers, customers' needs and requirements, and all inventions, ideas, know how, discoveries, creations, developments, improvements, designs, patents and processes so acquired (hereinafter collectively referred to as "CONFIDENTIAL INFORMATION") are the valuable property of the Company and shall be held by Consultant in confidence and trust for the sole benefit of the Company.


                 (b) Consultant agrees not to use, disclose, divulge or publish, without the prior written consent of the Company, at any time during the term hereof or thereafter for a period of not less than five (5) years following completion of the Term, any Confidential Information. Provided, however, that Confidential Information shall not include (a) information which is known to the public or is generally known within the industry of businesses comparable to the Business (other than as a result of Consultant's violation of this covenant) or
(b) information which Consultant is required to disclose pursuant to law or order of a court having jurisdiction over Consultant (provided that Consultant offers the Company an opportunity to obtain an appropriate protective order or


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administrative relief against disclosure of such Confidential Information).


                 6.2. PROPERTY OF THE BUSINESS. All memoranda, notes, lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, or microfiche or by any other means, made or compiled by or on behalf of Consultant in connection with the rendering by Consultant of consulting services hereunder, or made available by the Company to Consultant relating to the Business of the Company, are and shall be the Company's property and shall be delivered to the Company promptly on the request of the Company.

                 6.3. NO HIRING OR SOLICITATION OF EMPLOYEES. Consultant agrees that during the Term of this Agreement and for a five (5) year period thereafter Consultant shall not permit any of its affiliates to:

         (a) hire any Specified Employee (as defined below), or

         (b) directly or indirectly, personally or through others, encourage, induce, attempt to induce, solicit or attempt to solicit (on Consultant's own behalf or on behalf of any other Person) any Specified Employee or any other employee of the Company to leave his or her employment with the Company.

         (For purposes of this Section 6.3, "SPECIFIED EMPLOYEE" shall mean any individual who: (i) is or was an employee of the company on the date of this Agreement or during the 180-day period ending on the date of this Agreement, and
(ii) remains or becomes an employee of the Company on the date of hits Agreement or at any time during the Term of this Agreement and for a five (5) year period thereafter.

                 6.4. RIGHTS AND REMEDIES UPON BREACH. If Consultant breaches, or threatens to commit a breach of, any of the provisions of Section 6.1, 6.2 or
6.3 (the "NONDISCLOSURE COVENANTS"), the Company shall have the right and remedy to have the Nondisclosure Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Nondisclosure Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company. Accordingly, Consultant agrees that if it breaches or threatens to breach any of the provisions of the Nondisclosure Covenants it will consent to the issuance of a temporary and/or permanent injunction by any court of competent jurisdiction (without the posting of a bond) enjoining Consultant from such breach of the Nondisclosure Covenants. The Company shall also have any other rights and remedies available to it under law or in equity.

                 6.5. SEVERABILITY OF COVENANTS. Consultant acknowledges and agrees that the Nondisclosure Covenants are reasonable and valid in scope and in all other respects. If any court determines that any of the Nondisclosure Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Nondisclosure Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.


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         7. MISCELLANEOUS.
            -------------

                 (a) NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission (with a copy also sent by another means herein provided for), sent by certified, registered or express mail, postage prepaid or sent by reputable air courier. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (with issuance by the transmitting machine of a confirmation of successful transmission) or, if mailed, five days after the date of deposit in the United States mail or, if sent by courier, two days after the date of deposit with much courier, addressed as follows:


         If to the Company, to:         TSET, Inc.
                                        333 South State Street, PMB 111
                                        Lake Oswego, Oregon 97034
                                        Telephone:        978-562-7046
                                        Facsimile:        978-562-9229
                                        Attention:        Daniel R.  Dwight

         If to Consultant, to:          Steven G.  Martin
                                        222 Merchandise Mart Plaza, Suite 9-112
                                        Chicago, Illinois 60654
                                        Telephone:        312-644-6644
                                        Facsimile:        312-644-6244


         Any party may change its address for notice hereunder by notice to the other party hereto given in accordance herewith.

                 (b) ASSIGNABILITY. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party, and any such purported assignment shall be void AB INITIO.

                 (c) GOVERNING LAW. The parties agree that this Agreement shall be construed and governed in accordance with the internal laws of the State of Illinois without giving effect to principles of conflicts of laws.

                 (d) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and permitted assigns.

                 (e) COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                 (f) ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto with respect to the matters set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between parties, written or oral, relating to the subject matter of this Agreement. This


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Agreement may be amended,  superseded,  cancelled,  renewed, or extended and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.

                 (g) WAIVERS. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                 (h) HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered in the interpretation or construction of the provisions hereof.

                 (i) DEFINITIONS OF "PERSON". As used herein, the term "PERSON" shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or any political subdivision thereof.


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         IN WITNESS  WHEREOF,  the  Company  and  Consultant  have  signed  this
Agreement as of the day and year written above.

                                         COMPANY:


                                         TSET, INC.


                                         By:  /s/ Daniel R. Dwight
                                              ---------------------------------
                                         Name:    Daniel R.  Dwight
                                         Its:     Chief Executive Officer


                                         CONSULTANT:


                                         /s/ Steven G. Martin
                                         --------------------------------------
                                         Steven G. Martin

                                         /s/ Joshua B. Scheinfeld
                                         --------------------------------------
                                         Joshua B. Scheinfeld











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